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                                                                    EXHIBIT 10.5


                          PLEDGE AND SECURITY AGREEMENT

      THIS PLEDGE AND SECURITY AGREEMENT (as amended, restated or otherwise modified, this "Agreement"), dated as of October 21, 1998, is made by SHOLODGE, INC., a corporation organized under the laws of Tennessee ("ShoLodge"), and the Subsidiaries of ShoLodge party hereto (the "Subsidiary Pledgors", and together with ShoLodge, the "Pledgors"), in favor of FIRST UNION NATIONAL BANK, a national banking association (the "Administrative Agent"), as Administrative Agent for the ratable benefit of the Administrative Agent and the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as defined below).

                              STATEMENT OF PURPOSE

      Pursuant to the Credit Agreement dated as of April 30, 1997 (as supplemented by the Joinder Agreement No. 1 dated as of June 11, 1997, as supplemented by the Consent and Waiver Letter dated November 14, 1997, as amended by the First Amendment to Credit Agreement dated as of January 16, 1998, as supplemented by the Consent Letter dated as of July 16, 1998, as supplemented by the Consent and Waiver Letter dated as of August 13, 1998, as amended by the Second Amendment and Waiver Agreement to Credit Agreement of even date herewith, and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among ShoLodge and certain of its Subsidiaries party thereto, as Borrowers (the "Borrowers"), the Lenders, the Administrative Agent and NationsBank of Tennessee, N.A., as Co-Agent, the Lenders have extended certain credit facilities to the Borrowers as more specifically described in the Credit Agreement.

      The Pledgors are the legal and beneficial owners of the indebtedness described on Schedule I hereto (as more fully defined hereinafter, the "Pledged Debt"). Payment of the Pledged Debt is secured by the liens or other security interests granted to the Pledgors pursuant to those certain security agreements, mortgages, financing statements and other instruments described on Schedule II hereto (as more fully defined hereinafter, the "Pledged Security").

      In connection with the transactions contemplated by the Credit Agreement and as a condition precedent to the Second Amendment and Waiver Agreement to Credit Agreement of even date herewith (the "Second Amendment"), the Lenders have requested that the Pledgors execute this Agreement, and the Pledgors have agreed to do so pursuant to the terms hereof.

      NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Second Amendment and to continue to make available Loans pursuant to the Credit Agreement, the Pledgors hereby agree with the Administrative Agent for the ratable benefit of the Administrative Agent and the Lenders as follows:

      SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined in this Agreement, including the preambles and recitals hereof shall have the meaning assigned thereto in the Credit Agreement. In the event of a conflict between capitalized terms defined herein and in the Credit Agreement, the Credit Agreement shall control. The following terms shall have the following meanings:
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            "Agreement" means this Pledge Agreement, as further amended, restated or otherwise modified.

            "Code" means the Uniform Commercial Code from time to time in effect in the State of North Carolina.

            "Collateral" means the Pledged Debt, the Pledged Security and the Collateral Account (including, without limitation, all cash deposited therein from time to time, and the investments made pursuant to Section 5 hereof).

            "Collateral Account" means a cash collateral account established by the Pledgors with the Administrative Agent, in the name and under the exclusive dominion and control of the Administrative Agent, pursuant to
      Section 5 hereof).

            "Pledged Debt" means the indebtedness evidenced by the promissory notes described on Schedule I, and all payments of principal and interest and other amounts from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness, together with all other rights of any nature whatsoever with respect thereto that may be issued or granted by the obligors named therein while this Agreement is in effect, and all Proceeds therefrom.

            "Pledged Security" means all liens or other security interests granted to the Pledgors as security for the Pledged Debt pursuant to the security documents, mortgages and other agreements described on Schedule II, including, without limitation, the security interests in, the deposit accounts and shares of capital stock described therein, and all Proceeds therefrom.

            "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all principal, interest and other amounts due with respect to the Pledged Debt, proceeds of sale thereof or distributions with respect thereto.

            "Secured Obligations" means the Obligations as defined in the Credit Agreement and any renewals or extensions of any of such Obligations.

      SECTION 2.  Pledge and Grant of Security Interests.

      (a) The Pledgors hereby deliver to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, all promissory notes evidencing the Pledged Debt and hereby grant to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, a first priority security interest in such promissory notes and the Pledged Debt evidenced thereby, together with all other Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.


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      (b) To the extent that the Pledged Security is comprised of any shares of capital stock or mortgage instruments, the Pledgors hereby deliver to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, the certificates evidencing such shares of capital stock (and the stock powers related thereto) and, to the extent received by the applicable Pledgor from the applicable filing office as of the date hereof, the original of such mortgage instruments (provided that to the extent the original of any such mortgage instrument has not been received by the applicable Pledgor from the applicable filing office as of the date hereof, the Pledgors shall deliver the original of any such mortgage instrument immediately upon its receipt thereof). With respect to the certificates evidencing such shares of capital stock (and the stock powers related thereto), the Administrative Agent shall hold such certificates (and the stock powers related thereto) for the benefit of itself and the Lenders and as bailee for the Pledgors for the purpose of perfecting the security interest of the Administrative Agent, on behalf of itself and the Lenders, and the Pledgors therein.

      SECTION 3. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into the Second Amendment and to continue to make available Loans pursuant to the Credit Agreement and accept the security contemplated hereby, the Pledgors hereby represent and warrant that:

            (a) each Pledgor has the corporate, company or partnership power, authority and legal right, as applicable, to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Agreement and has taken all necessary corporate, company or partnership action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Agreement;

            (b) this Agreement constitutes a legal, valid and binding obligation of each Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

            (c) the execution, delivery and performance of this Agreement will not violate any provision of any Applicable Law or contractual obligation of any Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of any Pledgor pursuant to any Applicable Law or contractual obligation, except as contemplated hereby;

            (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member, partner or other owner or creditor of any Pledgor or any obligor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

            (e) the jurisdictions in which each chief executive office of each Pledgor is located is set forth on Schedule III;


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            (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Pledgor, threatened by or against any Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby;

            (g) the Pledged Debt is outstanding in the principal amount indicated on Schedule I and the Pledged Security constitutes all of the collateral or other security interests granted as security for the Pledged Debt and is evidenced by the security agreements, mortgages, financing statements and other instruments set forth on Schedule II;

            (h) each Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Debt listed on Schedule I and the Pledged Security listed on Schedule II (other than the Pledged Security directly related to the Non-Pledged Notes), free of any and all Liens or options in favor of, or claims (other than the existing claim of the holders of the Non-Pledged Notes) of, any other Person, except the Liens created by this Agreement; and

            (i) upon the filing of properly completed financing statements and mortgage assignments with respect to the Pledged Security (other than the Pledged Security directly related to the Non-Pledged Notes) in the necessary jurisdictions, the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Pledged Security (other than the Pledged Security directly related to the Non-Pledged Notes), enforceable as such against all creditors of any Pledgor and any Persons purporting to purchase any of the Pledged Security (other than the Pledged Security directly related to the Non-Pledged Notes) from any Pledgor.

      SECTION 4. Certain Covenants. The Pledgors covenant and agree with the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, that, from and after the date of this Agreement until the Secured Obligations are paid in full and the Commitments are terminated:

            (a) No Pledgor will, without thirty (30) days' prior written notice to the Administrative Agent, change its name, identity or corporate structure so as to make any financing or other statement filed as provided herein become seriously misleading. The Pledgors will, upon request of the Administrative Agent, execute such financing statements, notices of lien, notices of assignment and continuations or amendments to any of the foregoing, and other documents (and pay the costs of filing or recording the same in all public offices deemed necessary by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time request to establish and maintain a valid perfected pledge and security interest in the Collateral. Each Pledgor hereby constitutes and appoints the Administrative Agent (and any of its officers) as its attorney-in-fact with full power and authority to execute and deliver all documents necessary to perfect and keep perfected the security interests created hereby. This power of attorney hereby granted is a special power of attorney coupled with an interest and shall be irrevocable by each Pledgor.


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            (b) Each Pledgor shall notify each obligor in respect of the Pledged
      Debt that the Pledged Debt has been assigned to the Administrative Agent hereunder and, upon the occurrence and during the continuance of any Event of Default, upon request of the Administrative Agent, each Pledgor will promptly notify (and each Pledgor hereby authorizes the Administrative Agent so to notify) each obligor in respect of the Pledged Debt that the Pledged Debt has been assigned to the Administrative Agent hereunder and that all payments due or to become due in respect of the Pledged Debt are to be made directly to the Administrative Agent or its designee.

            (c) (i) Each Pledgor shall use all reasonable efforts to cause to be collected from the obligors of the Pledged Debt, as and when due, any and all amounts owing under or on account of the Pledged Debt. (ii) Each Pledgor will perform and comply with all of its obligations in respect of the Pledged Debt and the exercise by the Administrative Agent of any of its rights hereunder shall not release such Pledgor from any of its duties or obligations. (iii) No Pledgor will (A) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to the Pledged Debt or (B) fail to deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any agreement giving rise to the Pledged Debt.

            (d) Without the prior written consent of the Administrative Agent, the Pledgors will not (i) modify, sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person (other than the existing claim of the holders of the Non-Pledged Notes) with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement. The Pledgors will defend the right, title and interest of the Administrative Agent in and to the Collateral against the claims and demands of all Persons (other than the existing claims of the holders of the Non-Pledged Notes) whomsoever.

            (e) Without the prior written consent of the Administrative Agent, no Pledgor will (A) amend, modify, terminate or waive any material provision of any agreement giving rise to the Pledged Debt in any manner which could reasonably be expected to materially adversely affect the value of the Pledged Debt as Collateral, (B) grant any extension of the time of payment of any of the Pledged Debt or (C) compromise, compound or settle any of the Pledged Debt for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

            (f) The Pledgors will advise the Administrative Agent promptly, in reasonable detail, (i) of any Lien or claim (other than the existing claim of the holders of the Non-Pledged Notes) made or asserted against any material part of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event relating specifically to any Pledgor or its assets which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.


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            (g) In the event any amounts due and owing in excess of $100,000 individually or $250,000 in the aggregate are in dispute between any obligor on the Pledged Debt and any Pledgor, such Pledgor shall provide the Administrative Agent with written notice thereof promptly after such Pledgor's learning thereof, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. In addition, the Pledgors will promptly upon, but in no event later than five
      (5) Business Days after: (A) any Pledgor's learning thereof, inform the Administrative Agent, in writing, of any material delay in such Pledgor's performance of any of its obligations to any obligor on the Pledged Debt and of any assertion of any claims, offsets or counterclaims by any such obligor and of any allowances, credits and/or other monies granted by such Pledgor to any such obligor, in each case involving amounts in excess of $100,000 individually or $250,000 in the aggregate; and (B) any Pledgor's receipt or learning thereof, furnish to and inform the Administrative Agent of all adverse information relating to the financial condition of any obligor with respect to the Pledged Debt exceeding $100,000 individually or $250,000 in the aggregate.

            (h) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgors, the Pledgors (i) will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted (including, without limitation, any instruments of transfer or any assignments in blank reasonably requested by the Administrative Agent in connection with this Agreement) and (ii) will promptly deliver such instruments and documents respecting the Pledged Debt and the Pledged Security as the Administrative Agent reasonably requests (including, without limitation, any security agreements, any mortgages, any financing statements, any title insurance policies, any surveys and any other documents or certificates relating thereto). If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

            (i) Each Pledgor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, complying with any Applicable Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement. In any suit, proceeding or action brought by the Administrative Agent under the Pledged Debt for any sum owing thereunder, or to enforce any provisions of the Pledged Debt, each Pledgor will save, indemnify and keep the Administrative Agent and the Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of any obligor thereunder, arising out of a breach by any Pledgor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any


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     time owing to or in favor of any obligor or its successors from any
     Pledgor. The obligations of the Pledgors under this Section 4(h) shall survive the termination of the other provisions of this Agreement.

      SECTION 5.  Collateral Account.

      (a) There is hereby established with the Administrative Agent a Collateral Account in the name and under the exclusive dominion and control of the Administrative Agent. There shall be deposited from time to time into such account the cash proceeds of the Collateral required to be delivered to the Administrative Agent pursuant to subsection (b) of this Section 5. Any income received by the Administrative Agent with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest or capital gains on investments of amounts on deposit in the Collateral Account, shall remain, or be deposited, in the Collateral Account together with any investments from time to time made pursuant to subsection (c) of this Section 5, shall vest in the Administrative Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

      (b) Upon the occurrence and during the continuance of an Event of Default, if requested by the Administrative Agent, each Pledgor shall instruct all obligors on the Pledged Debt and other Persons obligated in respect of the Pledged Debt to make all payments in respect of the Pledged Debt either (i) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of the Administrative Agent) or (ii) to one or more other banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of such bank) under a Lockbox Letter substantially in the form of Annex I hereto duly executed by each Pledgor and such bank or under other arrangements, in form and substance satisfactory to the Administrative Agent, pursuant to which each Pledgor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Administrative Agent for deposit into the Collateral Account or as the Administrative Agent may otherwise instruct such bank, and thereafter if the proceeds of any Collateral shall be received by any of the Pledgors, each Pledgor will promptly deposit such proceeds into the Collateral Account and until so deposited, all such proceeds shall be held in trust by each Pledgor for and as the property of the Administrative Agent, for the benefit of itself and the Lenders, and shall not be commingled with any other funds or property of any Pledgor. At any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may itself so instruct the obligors on the Pledged Debt. All such payments made to, or as directed by, the Administrative Agent shall be deposited in the Collateral Account.

      (c) Amounts on deposit in the Collateral Account shall be promptly liquidated and applied to the payment of the Secured Obligations in the manner specified in Section 13 hereof.

      SECTION 6. Cash Payments. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgors of the Administrative Agent's intent to exercise its rights pursuant to
Section 7 below or the remedies pursuant to Section 8 below, the Pledgors shall be permitted to receive all payments of principal and interest paid in respect of the Collateral; provided that in connection with any payments of principal


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with respect to the Collateral, the Aggregate Commitment under the Credit
Agreement shall be reduced pursuant to Section 2.6 thereof.

      SECTION 7.  Rights of the Administrative Agent.

      (a) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice to the Pledgors of its intent to exercise any of the following rights, (i) the Administrative Agent shall have the right to receive any and all payments in respect of the Collateral and make application thereof to the Secured Obligations, in the order set forth in
Section 4.5 of the Credit Agreement and (ii) the Administrative Agent or its nominee may exercise any and all rights, privileges or options pertaining to the Collateral as if it were the absolute owner thereof, all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to the Pledgors to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

      (b) The rights of the Administrative Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Lender of any right or remedy against the Pledgors or against any other Person which may be or become liable in respect of all or any part of the Secured Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Administrative Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

      SECTION 8. Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent may exercise, on behalf of itself and the Lenders, (i) all rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations and (ii) all rights and remedies of a secured party under the Code. In addition, the Administrative Agent may withdraw all cash, if any, in the Collateral Account and investments made with amounts on deposit in the Collateral Account, and apply such monies, investments and other cash, if any, then held by it as Collateral as specified in Section 13 hereof. Without limiting the generality of the foregoing with regard to the scope of the Administrative Agent's remedies, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Pledgor, any Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales at any office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Pledgor, which right or equity is


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hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Secured Obligations, in the order set forth in Section 4.5 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to any Pledgor. To the extent permitted by applicable law, the Pledgors waive all claims, damages and demands they may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

      SECTION 9. Amendments, etc. With Respect to the Secured Obligations. The Pledgors shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgors, and without notice to or further assent by the Pledgors, any demand for payment of any of the Secured Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Secured Obligations continued, and the Secured Obligations, or the liability of the Pledgors or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Lender, and the Credit Agreement, the Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any Lender for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto. The Pledgors waive any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Agreement; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between the Pledgors, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Pledgors waive diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgors with respect to any of the Secured Obligations.

      SECTION 10. No Subrogation. Notwithstanding any payment or payments made by the Pledgors hereunder, or any setoff or application of funds of the Pledgors by the Administrative Agent, or the receipt of any amounts by the Administrative Agent with respect to


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any of the Collateral, the Pledgors shall not be entitled to be subrogated to any of the rights of the Administrative Agent against any Borrower or any guarantor or against any other collateral security held by the Administrative Agent for the payment of the Secured Obligations, nor shall the Pledgors seek any reimbursement from any Borrower or any guarantor in respect of payments made by the Pledgors in connection with the Collateral, or amounts realized by the Administrative Agent in connection with the Collateral, until all amounts owing to the Administrative Agent and the Lenders on account of the Secured Obligations are paid in full and the Credit Agreement is terminated. If any amount shall be paid to the Pledgors on account of such subrogation rights at any time when all of the Secured Obligations shall not have been paid in full, such amount shall be held by the Pledgors in trust for the Administrative Agent, segregated from other funds of the Pledgors, and shall, forthwith upon receipt by the Pledgors, be turned over to the Administrative Agent in the exact form received by the Pledgors (duly indorsed by the Administrative Agent, if required) to be applied against the Secured Obligations, whether matured or unmatured, in such order as set forth in the Credit Agreement.

      SECTION 11. Irrevocable Authorization and Instruction to Obligors. The Pledgors hereby authorize and instruct each obligor under the Collateral to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgors, and the Pledgors agree that such obligors shall be fully protected in so complying.

      SECTION 12. Limitation on Duties Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or otherwise.

      SECTION 13. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent in accordance with the terms of Section 4.5 of the Credit Agreement. The Administrative Agent may make distribution hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

      SECTION 14. Concerning the Administrative Agent. The provisions of Article XII of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Agreement and shall be binding upon the Pledgors and the Lenders. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

            (a) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action incidental thereto. As to any matters not expressly provided for herein, the Administrative Agent may request instructions from the Lenders and shall act or refrain from acting in accordance with written instructions from the Required Lenders (or, when expressly required by this Agreement or the Credit Agreement, all the Lenders) or, in the absence of such instructions, in accordance with its discretion.

            (b) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the security interests therein purported to be granted by this Agreement, whether impaired by operation of law or by reason of any action or omission to act on its part (other than any such action or inaction constituting gross negligence or willful misconduct). The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Pledgor.

      SECTION 15. Notices. All notices and communications hereunder shall be given to the addresses and otherwise made in accordance with Section 13.1 of the Credit Agreement.

      SECTION 16. Rights and Remedies Cumulative; Non-Waiver, etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrowers, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default. This Agreement is a Loan Document executed pursuant to the Credit Agreement.

      SECTION 17. Successors and Assigns. This Agreement is for the benefit of the Administrative Agent and the Lenders and their permitted successors and assigns. This Agreement shall be binding on the Pledgors and their successors and assigns; provided that the Pledgors may not assign any of their rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.

      SECTION 18. Amendments, Waivers and Consents. No term, covenant, agreement or condition of this Agreement may be amended or waived, nor may any consent be given, except in the manner set forth in Section 13.11 of the Credit Agreement.

      SECTION 19. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

      SECTION 20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE

LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

      SECTION 21. Consent to Jurisdiction. The Pledgors hereby irrevocably consent to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of or any dispute in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. The Pledgors hereby irrevocably consent to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of themselves or their property, in the manner provided in Section 13.1 of the Credit Agreement. Nothing in this Section 21 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Pledgors and their properties in the courts of any other jurisdictions.

      SECTION 22. Binding Arbitration; Waiver of Jury Trial.

            (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Notes or any other Loan Documents ("Disputes"), between or among parties to the Notes or any other Loan Documents shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from supplements to this Agreement executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

            (b) Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE ADMINISTRATIVE AGENT, EACH LENDER, AND EACH PLEDGOR, BY THEIR ACCEPTANCE OF THIS AGREEMENT OR THE BENEFITS HEREOF, HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF OR ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

            (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in this Agreement or under applicable law or by judicial foreclosure and sale,
      (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

      SECTION 23. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

      SECTION 24. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

      SECTION 25. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                            [Signature Pages Follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                                    SHOLODGE, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name: Leon Moore
                                    Title: President


                                    SHONEY'S INN, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name: Leon Moore
                                    Title: President


                                    THE HOTEL GROUP, INC.

[CORPORATE SEAL]

                                    By:    /s/ Leon Moore
                                           --------------------------------
                                    Name: Leon Moore
                                    Title: President

                                   SCHEDULE I
                       (to Pledge and Security Agreement)

                           DESCRIPTION OF PLEDGED DEBT

                            Original
Debtor      Date        Principal Amount        Maturity Date        Description of Debt
------      ----        ----------------        -------------        -------------------


            [TO INCLUDE ALL PROMISSORY NOTES HELD BY OR TO BE HELD BY THE PLEDGORS].

                                   SCHEDULE II
                       (to Pledge and Security Agreement)

                         DESCRIPTION OF PLEDGED SECURITY


            [TO INCLUDE ALL A DETAILED DESCRIPTION OF EACH MORTGAGE DOCUMENT, PLEDGE AGREEMENT, SECURITY AGREEMENT,
            FINANCING STATEMENT AND OTHER AGREEMENT OR INSTRUMENT
            (I.E., PARTIES, PARTIES, LOCATION, FILING INFORMATION, ETC. RELATING TO THE PLEDGED SECURITY]

                                  SCHEDULE III
                       (to Pledge and Security Agreement)

                                  JURISDICTIONS

                                     ANNEX I
                              (to Pledge Agreement)


                            [FORM OF LOCKBOX LETTER]

                             _______________, 19___



[Name and Address of Lockbox Bank)

      Re:   [CORPORATION]

Ladies and Gentlemen:

      We hereby notify you that effective __________, 19__, we have transferred exclusive ownership and control of our lock-box account(s) no[s]. _____________________ (the "Lockbox Account[s]") maintained with you under the terms of the [Lockbox Agreement] attached hereto as Exhibit A (the "Lockbox Agreement[s]") to First Union National Bank, as Administrative Agent (the "Administrative Agent").

      We hereby irrevocably instruct you to make all payments to be made by you out of or in connection with the Lockbox Account(s) (i) to the Administrative Agent for credit to account no. ________ maintained by it at its office at ________________________ or (ii) as you may otherwise be instructed by the Administrative Agent.

      We also hereby notify you that the Administrative Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lockbox Account(s), including, without limitation, the right to specify when payments are to be made out of or in connection with the Lockbox Account(s).

      All funds deposited into the Lockbox Account(s) will not be subject to deduction, set-off, banker's lien or any other right in favor of any other person than the Administrative Agent, except that you may set-off against the Lockbox Account(s) the face amount of any check deposited in and credited to such Lockbox Account(s) which is subsequently returned for any reason. Your compensation for providing the service contemplated herein shall be mutually agreed between you and us from time to time and we will continue to pay such compensation.

      Please confirm your acknowledgment of and agreement to the foregoing instructions by signing in the space provided below

                                    Very truly yours,



                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

Acknowledged and agreed
to as of this ________ day
of ____________, 19___.

[LOCKBOX BANK]

By: ______________________________________
Name: ____________________________________
Title: ___________________________________

                                    Exhibit A
                                       to
                                Lockbox Agreement

                            Form of Lockbox Agreement

                         [To Be Attached As Applicable]